UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  November 30, 2009

Date of reporting period:  November 30, 2009

Item 1. Reports to Stockholders.

PIA Funds

– PIA BBB Bond Fund
Managed Account Completion Shares (MACS)

– PIA MBS Bond Fund
Managed Account Completion Shares (MACS)

Annual Report

November 30, 2009

PIA Funds
Dear Shareholder:

We are pleased to provide you with this annual report for the period ended November 30, 2009 regarding the following series of the PIA Mutual Funds for which Pacific Income Advisers is the adviser: the BBB Bond Fund and the MBS Bond Fund.

Economic growth was slow starting off the year but registered a pick up in activity in the third quarter. Reported Gross Domestic Product (GDP) ranged from -6.4% for the first quarter to +2.2% for the third quarter. Total year over year GDP through September was a -2.6%. The housing sector and consumer spending continued to be the weaker sectors. With a fair degree of slack and excess capacity in the system, inflation (as measured by the Consumer Price Index) remained stable at under 2%. The U.S. Treasury sustained many of the programs to help liquidity in the markets. The Federal Reserve maintained their easier monetary policy by keeping the Funds rate close to zero.

Yields on 6-month treasury bills fell by 27 basis points (bp). The intermediate to longer part of the yield curve experienced an increase in yields mainly due to the massive borrowing by the U.S. Government which also caused an increase in inflationary expectations for future years. Yields on 5-year treasuries and 30-year treasuries increased by 9 and 75 bp, respectively.

We believe that the PIA BBB Bond Fund and the MBS Bond Fund provide our clients with a means of investing in a broadly diversified portfolio of BBB rated bonds or agency mortgage-backed bonds.  PIA pays all expenses incurred by each Fund so our clients incur no additional expense relative to their investment in the Fund.

PIA BBB Bond Fund
The return of the BBB Fund for the twelve month period ending November 30 was a positive 33.28% compared to the Barclays Capital Baa Credit Index return of 35.26%. Demand for higher yielding fixed income securities and other factors caused interest rate spreads on Baa rated bonds over treasuries to narrow significantly during the period…from 750 basis points to 258 basis points. The Fund’s return was lower than the benchmark index due to volatility in various issuers. The Fund has a strategy of using a broad diversification of BBB rated issuers, industry sectors and range of maturities. The bonds held in the Fund represent close to one hundred and thirty different issuers.

PIA MBS Bond Fund
The return of the MBS Bond Fund for the period ending November 30 was 9.05% compared to the Barclays Capital MBS Fixed Rate Index return of 9.19%. Spreads over treasuries narrowed from 323 bp to 168 bp mostly due to the U.S. Treasury MBS purchase program to add liquidity to the market. The Fund’s return approximated the benchmark index due to broad diversification of coupon and sector selection.  Increased volatility led to a modestly lower rate of return.

PIA Funds

Please take a moment to review your Fund(s)’ statement of assets and the results of operations for the twelve month period ended November 30. We look forward to reporting to you again with the semi-annual report dated May 2010.

Lloyd McAdams
Chairman of the Board
Pacific Income Advisers

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Barclays Capital Baa Credit Index is an unmanaged index consisting of bonds rated Baa. The issues must be publicly traded and meet certain maturity and issue size requirements. Bonds are represented by the Industrial, Utility, Finance and non-corporate sectors. Non-corporate sectors include sovereign, supranational, foreign agency and foreign local government issuers. The Barclays Capital MBS Fixed Rate Index (The MBS Index) is an unmanaged index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. Each aggregate is a proxy for the outstanding pools for a given agency, program, issue year and coupon. The index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the index. About 600 of these generic aggregates meet the criteria. You cannot invest directly in an index.

Basis point equals 1/100th of 1%.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor  1/10

PIA Funds

PIA BBB BOND FUND Comparison of the change in value of a $10,000 investment in the PIA BBB Bond Fund vs the Barclays Capital U.S. Baa Credit Index and the Barclays Capital U.S. Baa Corporate Index

Average Annual Total Return*	1 Year	5 Year	Since Inception**
PIA BBB Bond Fund	33.28%	5.32%	4.92%
Barclays Capital U.S. Baa Credit Index	35.26%	5.62%	5.69%
Barclays Capital U.S. Baa Corporate Index	36.05%	5.50%	5.40%

Total Annual Fund Operating Expenses - 0.59%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on its inception date, September 25, 2003.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Fund was invested primarily in U.S. Treasury securities on the inception date in September 2003 following a $200,000 investment by the Adviser (Pacific Income Advisers - PIA).  The Fund remained invested primarily in U.S. Treasury securities until mid January 2004 when PIA clients commenced investing in the Fund.  At that time, the Fund began investing in BBB rated bonds. U.S. Treasury securities held in the Fund provided a lower return than BBB rated bonds for the period from inception to January 13, 2004 (1.62% for the Fund compared to 3.95% for the Barclays Capital U.S. Baa Credit Index) as Baa spreads over Treasuries narrowed from 166 basis points to 136 basis points.

PIA Funds

The Barclays Capital U.S. Baa Credit Index includes both corporate and non-corporate sectors.  The corporate sectors are Industrial, Utility and Finance, which include both U.S. and non-U.S. corporations.  The non-corporate sectors are Sovereign, Supranational, Foreign Agency and Foreign Local Government.  The securities must be rated Baa/BBB by at least two of the following ratings agencies: Moody’s, S&P, and Fitch.  If only two of the three agencies rate the security, the lower rating is used to determine index eligibility.  If only one of the three agencies rates a security, the rating must be investment grade.  The securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.

The Barclays Capital U.S. Baa Corporate Index includes only corporate sectors.  The corporate sectors are Industrial, Utility and Finance, which include both U.S. and non-U.S. corporations.  The securities must be rated Baa/BBB by at least two of the following ratings agencies:  Moody’s, S&P, and Fitch.  If only two of the three agencies rate the security, the lower rating is used to determine index eligibility.  If only one of the three agencies rates a security, the rating must be investment grade.  The securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

**
The since inception returns for the Fund and the Barclays Capital U.S. Baa Credit Index are from September 25, 2003 through November 30, 2009.  The since inception return for the Barclays Capital U.S. Baa Corporate Index is from September 30, 2003 through November 30, 2009.

PIA Funds

PIA MBS BOND FUND Comparison of the change in value of a $10,000 investment in the PIA MBS Bond Fund vs the Barclays Capital U.S. MBS Fixed Rate Index

Average Annual Total Return*	1 Year	Since Inception
PIA MBS Bond Fund	9.05%	7.16%
Barclays Capital U.S. MBS Fixed Rate Index	9.19%	7.26%

Total Annual Fund Operating Expenses - 0.60%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on its inception date, February 28, 2006.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. MBS Fixed Rate Index is an unmanaged index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).  The index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.  Each aggregate is a proxy for the outstanding pools for a given agency, program, issue year and coupon.  The index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the index.  About 600 of these generic aggregates meet the criteria.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds
Expense Example – November 30, 2009
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/09 – 11/30/09).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.00% per the advisory agreements for the PIA BBB Bond Fund and the PIA MBS Bond Fund.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The example below includes, but is not limited to, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 6/1/09	Value 11/30/09	Period 6/1/09 – 11/30/09*
PIA BBB Bond Fund
Actual	$1,000.00	$1,151.10	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

PIA MBS Bond Fund
Actual	$1,000.00	$1,042.50	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*
Expenses are equal to the Funds’ annualized expense ratios of 0.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

PIA Funds
PIA BBB BOND FUND
Allocation of Portfolio Assets – November 30, 2009
(Unaudited)

Investments by Sector
As a Percentage of Net Assets

PIA Funds
PIA MBS BOND FUND
Allocation of Portfolio Assets – November 30, 2009
(Unaudited)

Investments by Issuer
As a Percentage of Net Assets

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2009

Principal Amount		Value
CORPORATE BONDS 93.5%
Aerospace/Defense 0.6%
	Northrop Grumman Corp.
$1,414,000	7.75%, due 2/15/31	$1,814,419
Agricultural Chemicals 0.4%
	Potash Corporation
	of Saskatchewan
1,385,000	5.875%, due 12/1/36	1,413,375
Airlines 0.2%
	Continental Airlines, Inc.
690,000	5.983%, due 10/19/23	655,500
Appliances 0.3%
	Whirlpool Corp.
940,000	5.50%, due 3/1/13	978,376
Automobile Manufacturers 1.1%
	DaimlerChrysler NA
2,710,000	6.50%, due 11/15/13	2,994,531
500,000	8.50%, due 1/18/31	620,307
		3,614,838
Banks 3.2%
	Capital One Financial Corp.
3,705,000	6.15%, due 9/1/16	3,757,670
	Fifth Third Bancorp
2,000,000	4.50%, due 6/1/18	1,647,194
425,000	8.25%, due 3/1/38	408,564
	Key Bank NA
1,300,000	5.80%, 7/1/14	1,297,652
	Marshall & Ilsley Bank
500,000	4.85%, 6/16/15	402,113
	Regions Financial Corp.
1,000,000	6.375%, due 5/15/12	961,618
	Royal Bank of
	Scotland Group PLC
650,000	5.00%, due 10/1/14	573,300
	Suntrust Banks
1,600,000	6.00%, due 9/11/17	1,616,038
		10,664,149
Beverages 0.8%
	Anheuser-Busch Companies, Inc.
1,290,000	5.50%, due 1/15/18	1,352,249
1,280,000	6.45%, due 9/1/37	1,391,133
		2,743,382
Broker 0.1%
	Jefferies Group, Inc.
550,000	6.25%, due 1/15/36	446,407
Cable/Satellite 0.5%
	Direct TV Holdings
1,500,000	7.625%, due 5/15/16	1,618,316
Capital Goods 0.2%
	Vulcan Materials Co.
560,000	5.60%, due 11/30/12	601,600
Chemicals 1.2%
	Dow Chemical Co.
2,650,000	8.55%, due 5/15/19	3,137,179
890,000	7.375%, due 11/1/29	960,575
		4,097,754
Construction 0.6%
	CRH America, Inc.
1,948,000	6.00%, due 9/30/16	2,052,202
Consumer Products 0.8%
	Clorox Co.
2,280,000	5.95%, due 10/15/17	2,510,000
Diversified Financial Services 0.4%
	Block Financial LLC
1,300,000	7.875%, due 1/15/13	1,476,548

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2009 (continued)

Principal Amount		Value
Diversified Manufacturing 1.7%
	ITT Corp.
$2,880,000	6.125%, due 5/1/19	$3,229,839
	Ingersoll-Rand Global
	Holding Company Ltd.
860,000	6.875%, due 8/15/18	974,172
	Tyco Electronics Group SA
795,000	6.00%, due 10/1/12	855,175
	Tyco International Group SA
600,000	6.00%, due 11/15/13	663,481
		5,722,667
Electric Utilities 10.9%
	Arizona Public Service Co.
1,705,000	5.80%, due 6/30/14	1,844,604
	Constellation Energy Group
1,020,000	7.00%, due 4/1/12	1,117,580
	Consumers Energy
2,260,000	5.50%, due 8/15/16	2,455,162
	Dominion Resources, Inc.
2,430,000	5.15%, due 7/15/15	2,628,757
620,000	5.95%, due 6/15/35	647,116
	DTE Energy Co.
2,835,000	7.05%, due 6/1/11	3,023,403
	Duke Energy Corp.
1,910,000	6.25%, due 6/15/18	2,112,431
	Exelon Corp.
2,500,000	4.90%, due 6/15/15	2,644,863
805,000	5.625%, due 6/15/35	773,398
	FirstEnergy Corp.
1,215,000	7.375%, due 11/15/31	1,362,107
	Indiana Michigan Power
900,000	6.05%, due 3/15/37	940,045
	Jersey Central Power & Light
1,300,000	7.35%, due 2/1/19	1,535,235
	MidAmerican
	Energy Holdings Co.
1,850,000	6.125%, due 4/1/36	1,989,425
	Nevada Power Co.
1,230,000	6.50%, due 8/1/18	1,365,063
	NiSource Finance Corp.
1,595,000	5.40%, due 7/15/14	1,670,482
	Oncor Electric Delivery
905,000	7.00%, due 5/1/32	1,037,075
	PPL Energy Supply, LLC
1,420,000	6.40%, due 11/1/11	1,543,769
	Progress Energy, Inc.
716,000	7.10%, due 3/1/11	762,998
	PSEG Power, LLC
2,820,000	7.75%, due 4/15/11	3,045,738
	Puget Sound Energy, Inc.
2,075,000	6.274%, due 3/15/37	2,216,137
	Reliant Energy
1,175,000	7.75%, due 2/15/11	1,251,871
		35,967,259
Finance 0.6%
	SLM Corp.
1,230,000	5.375%, due 5/15/14	1,047,596
1,200,000	8.45%, due 6/15/18	1,085,534
		2,133,130
Finance - Credit Cards 0.1%
	American Express Co.
575,000	6.80%, due 9/1/66 (a)	491,625
Finance - Leasing 1.0%
	International Lease
	Finance Corp.
3,440,000	5.75%, due 6/15/11	3,197,865
Food 4.8%
	ConAgra Foods, Inc.
850,000	6.75%, due 9/15/11	927,325
450,000	7.125%, due 10/1/26	506,969
	General Mills, Inc.
1,725,000	6.00%, due 2/15/12	1,885,325
	H.J. Heinz Finance Co.
925,000	6.625%, due 7/15/11	1,002,941

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2009 (continued)

Principal Amount		Value
Food 4.8% (continued)
	Kraft Foods, Inc.
$1,715,000	6.25%, due 6/1/12	$1,875,858
1,515,000	6.50%, due 8/11/17	1,671,136
1,450,000	6.875%, due 2/1/38	1,572,258
	Kroger Co.
1,150,000	6.20%, due 6/15/12	1,267,110
770,000	6.15%, due 1/15/20	860,017
	Safeway, Inc.
1,210,000	6.35%, due 8/15/17	1,355,412
	Sara Lee Corp.
1,285,000	3.875%, due 6/15/13	1,338,569
	Yum! Brands, Inc.
1,425,000	6.25%, due 3/15/18	1,572,413
		15,835,333
Forest Products & Paper 0.4%
	International Paper Co.
1,205,000	7.95%, due 6/15/18	1,397,211
Health Care 2.1%
	Hospira, Inc.
2,065,000	5.55%, due 3/30/12	2,229,979
	Humana Inc.
2,475,000	7.20%, due 6/15/18	2,591,149
	McKesson Corp.
1,970,000	5.25%, due 3/1/13	2,124,651
		6,945,779
Hotels 0.6%
	Marriott International, Inc.
1,900,000	5.625%, due 2/15/13	1,986,321
Insurance 3.3%
	CIGNA Corp.
900,000	6.35%, due 3/15/18	908,986
165,000	6.15%, due 11/15/36	145,842
	Genworth Financial, Inc.
700,000	5.75%, 6/15/14	655,945
	Hartford Financial
	Services Group
800,000	5.25%, due 10/15/11	831,766
	Lincoln National Corp.
1,200,000	8.75%, due 7/1/19	1,402,247
	Marsh & McLennan Cos., Inc.
1,280,000	5.75%, due 9/15/15	1,372,548
	MetLife, Inc.
1,005,000	6.40%, due 12/15/66	851,738
	Prudential Financial, Inc.
2,025,000	5.10%, due 9/20/14	2,086,163
680,000	6.625%, due 12/1/37	706,606
	Willis North America Inc.
1,050,000	6.20%, due 3/28/17	1,045,829
	XL Capital Ltd.
800,000	5.25%, due 9/15/14	804,874
		10,812,544
Media 8.6%
	Comcast Corp.
3,085,000	6.50%, due 1/15/17	3,435,940
2,850,000	7.05%, due 3/15/33	3,125,518
	Cox Communications, Inc.
2,440,000	7.125%, due 10/1/12	2,758,293
	News America, Inc.
650,000	5.30%, due 12/15/14	717,209
2,955,000	6.20%, due 12/15/34	2,964,418
	Time Warner, Inc.
540,000	9.125%, due 1/15/13	634,490
4,440,000	7.625%, due 4/15/31	5,162,748
	Time Warner Cable, Inc.
4,310,000	5.40%, due 7/2/12	4,647,538
	Time Warner Entertainment
	Company, L.P.
1,665,000	8.375%, due 7/15/33	2,003,426

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2009 (continued)

Principal Amount		Value
Media 8.6% (continued)
	Viacom, Inc.
$1,365,000	6.25%, due 4/30/16	$1,508,947
705,000	7.875%, due 7/30/30	738,907
850,000	6.875%, due 4/30/36	921,103
		28,618,537
Metals 0.6%
	Alcoa Inc.
960,000	5.55%, due 2/1/17	965,853
1,360,000	5.95%, due 2/1/37	1,169,057
		2,134,910
Mining 4.8%
	Barrick Gold Corp.
3,000,000	6.95%, due 4/1/19	3,490,959
	Freeport-McMoran C&G
1,515,000	8.375%, due 4/1/17	1,636,558
	Newmont Mining Corp.
3,000,000	5.125%, due 10/1/19	3,069,879
	Rio Tinto Finance USA, Ltd.
3,365,000	6.50%, due 7/15/18	3,735,520
755,000	7.125%, due 7/15/28	858,124
	Vale Overseas Limited
1,445,000	6.25%, due 1/23/17	1,551,267
1,415,000	6.875%, due 11/21/36	1,447,413
		15,789,720
Office Equipment 0.9%
	Xerox Corp.
2,900,000	6.40%, due 3/15/16	3,120,223
Oil & Gas 13.3%
	Anadarko Petroleum Corp.
1,920,000	5.95%, due 9/15/16	2,097,907
1,200,000	6.45%, due 9/15/36	1,263,943
	Canadian Natural Resources
985,000	6.00%, due 8/15/16	1,082,951
1,355,000	6.50%, due 2/15/37	1,478,928
	Devon Energy Corp.
785,000	7.95%, due 4/15/32	1,006,039
	Devon Financing Corp., U.L.C.
595,000	6.875%, due 9/30/11	650,562
	Encana Corp.
1,070,000	6.50%, due 8/15/34	1,163,848
	Encana Holdings Financial Corp.
925,000	5.80%, due 5/1/14	1,023,139
	Energy Transfer Partners LP
1,285,000	5.95%, due 2/1/15	1,379,872
620,000	7.50%, due 7/1/38	697,806
	Enterprise Products
2,215,000	5.60%, due 10/15/14	2,412,594
	Hess Corp.
635,000	6.65%, due 8/15/11	688,303
630,000	7.875%, due 10/1/29	755,496
	Kinder Morgan Energy Partners
1,710,000	5.125%, due 11/15/14	1,824,443
1,560,000	5.80%, due 3/15/35	1,470,263
	Marathon Oil Corp.
1,200,000	5.90%, due 3/15/18	1,290,509
760,000	6.60%, due 10/1/37	818,544
	Nexen, Inc.
910,000	6.40%, due 5/15/37	911,716
	Pemex Master Trust
1,300,000	5.75%, due 3/1/18	1,328,633
1,865,000	6.625%, due 6/15/35	1,877,581
	Petrobras International
	Finance Co.
2,905,000	5.875%, due 3/1/18	3,039,298
	Smith International, Inc.
1,300,000	9.75%, due 3/15/19	1,669,287
	Suncor Energy, Inc.
700,000	6.10%, due 6/1/18	768,191
2,230,000	6.50%, due 6/15/38	2,376,596
	Talisman Energy
755,000	6.25%, due 2/1/38	784,105
	Transocean Inc.
2,095,000	6.00%, due 3/15/18	2,295,569
655,000	6.80%, due 3/15/38	754,011

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2009 (continued)

Principal Amount		Value
Oil & Gas 13.3% (continued)
	Valero Energy Corp.
$610,000	6.875%, due 4/15/12	$668,065
835,000	6.625%, due 6/15/37	809,329
	Weatherford International Ltd.
850,000	9.625%, due 3/1/19	1,063,654
1,090,000	6.50%, due 8/1/36	1,079,657
	XTO Energy, Inc.
2,000,000	5.00%, due 1/31/15	2,138,840
1,215,000	6.375%, due 6/15/38	1,310,958
		43,980,637
Pipelines 2.8%
	ONEOK, Inc.
2,360,000	5.20%, due 6/15/15	2,501,579
	ONEOK Partners, LP
350,000	5.90%, due 4/1/12	375,680
	Tennessee Gas Pipeline
1,225,000	7.50%, due 4/1/17	1,396,793
665,000	7.00%, due 10/15/28	716,921
	Texas Eastern
	Transmission Corp.
950,000	7.00%, due 7/15/32	1,105,135
	Williams Companies, Inc.
500,000	7.125%, due 9/1/11	532,988
2,190,000	8.75%, due 3/15/32	2,570,385
		9,199,481
Real Estate Investment Trusts 2.2%
	Boston Properties, LP
1,505,000	6.25%, due 1/15/13	1,622,381
	Duke Realty LP
650,000	8.25%, due 8/15/19	704,176
	ERP Operating LP
1,245,000	5.25%, due 9/15/14	1,286,750
	Health Care Property
	Investors, Inc.
1,200,000	6.00%, due 1/30/17	1,183,757
	Healthcare Realty Trust
775,000	5.125%, due 4/1/14	764,906
	Hospitality Properties Trust
470,000	5.625%, due 3/15/17	419,661
	ProLogis
1,290,000	5.75%, due 4/1/16	1,242,057
		7,223,688
Retail 1.8%
	CVS/Caremark Corp.
3,035,000	5.75%, due 6/1/17	3,266,926
	Home Depot, Inc.
925,000	5.25%, due 12/16/13	1,000,441
1,065,000	5.875%, due 12/16/36	1,050,774
	Staples, Inc.
550,000	9.75%, due 1/15/14	665,757
		5,983,898
Sovereign 8.2%
	Federal Republic of Brazil
3,210,000	11.00%, due 1/11/12	3,843,975
3,595,000	6.00%, due 1/17/17	3,958,095
5,030,000	7.125%, due 1/20/37	5,978,155
	Republic of Peru
1,190,000	8.375%, due 5/3/16	1,463,700
1,710,000	6.55%, due 3/14/37	1,842,525
	United Mexican States
2,340,000	5.875%, due 1/15/14	2,557,620
3,290,000	5.625%, due 1/15/17	3,530,170
3,598,000	6.75%, due 9/27/34	4,011,770
		27,186,010
Steel 0.7%
	Arcelormittal SA
2,000,000	9.00%, due 2/15/15	2,350,996
Technology 0.4%
	Motorola, Inc.
610,000	8.00%, due 11/1/11	659,794
650,000	6.625%, due 11/15/37	555,478
		1,215,272

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2009 (continued)

Principal Amount		Value
Telecommunications 6.9%
	AT&T Broadband Corp.
$2,514,000	8.375%, due 3/15/13	$2,945,299
	British Telecom PLC
1,355,000	9.125%, due 12/15/10	1,454,805
1,500,000	9.625%, due 12/15/30	1,925,148
	CenturyTel, Inc.
1,700,000	6.00%, due 4/1/17	1,768,621
	Deutsche Telekom
	International Finance
2,070,000	6.75%, due 8/20/18	2,358,295
1,225,000	8.75%, due 6/15/30	1,604,766
	Embarq Corp.
730,000	7.995%, due 6/1/36	769,148
	Qwest Corp.
2,360,000	8.875%, due 3/15/12	2,516,350
815,000	6.875%, due 9/15/33	696,825
	Rogers Wireless, Inc.
1,910,000	6.375%, due 3/1/14	2,146,277
	Telecom Italia Capital
2,960,000	5.25%, due 11/15/13	3,160,644
1,405,000	6.375%, due 11/15/33	1,404,937
		22,751,115
Tobacco 2.1%
	Altria Group, Inc.
2,570,000	9.70%, due 11/10/18	3,184,885
725,000	9.95%, due 11/10/38	941,573
	Reynolds American, Inc.
2,725,000	6.75%, due 6/15/17	2,846,764
		6,973,222
Transportation 2.8%
	Burlington Northern Santa Fe
870,000	6.75%, due 7/15/11	946,214
1,730,000	6.15%, due 5/1/37	1,921,054
	CSX Corp.
1,340,000	5.60%, due 5/1/17	1,442,738
845,000	7.95%, due 5/1/27	1,027,148
	Norfolk Southern Corp.
1,300,000	5.275%, due 9/17/14	1,426,819
605,000	7.05%, due 5/1/37	739,407
	Union Pacific Corp.
1,575,000	6.15%, due 5/1/37	1,717,793
		9,221,173
Utilities – Natural Gas 0.6%
	Sempra Energy
1,800,000	6.00%, due 2/1/13	1,959,854
Waste Disposal 0.9%
	Allied Waste North America, Inc.
1,995,000	6.875%, due 6/1/17	2,115,302
	Waste Management, Inc.
680,000	7.75%, due 5/15/32	830,037
		2,945,339
Total Corporate Bonds
(cost $284,479,564)		309,830,675
MUNICIPAL BONDS 0.9%
	California State Various Purpose
1,175,000	5.25%, due 4/1/14	1,212,964
1,850,000	7.55%, due 4/1/39	1,900,782
Total Municipal Bonds
(cost $3,124,158)		3,113,746
U.S. TREASURY NOTES 2.8%
	U.S. Treasury Notes
9,000,000	1.375%, due 9/15/12 (c)	9,093,519
Total U.S. Treasury Notes
(cost $8,974,015)		9,093,519

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2009 (continued)

Shares	Value
SHORT-TERM INVESTMENTS 1.2%
4,064,812	AIM STIT -
Treasury Portfolio –
Institutional Class, 0.05% (b)	$4,064,812
Total Short-Term Investments
(cost $4,064,812)	4,064,812
Total Investments
(cost $300,642,549)	98.4%	326,102,752
Other Assets less Liabilities	1.6%	5,386,954
TOTAL NET ASSETS	100.0%	$331,489,706

(a)	Variable rate security. Rate shown reflects the rate in effect at November 30, 2009.
(b)	Rate shown is the 7-day yield at November 30, 2009.
(c)	A portion of the security is segregated in connection with credit default swap contracts.

Credit Default Swaps on Credit Indices
Sell Protection
		Receive
		Fixed	Expiration	Notional	Unrealized
Counterparty	Reference Index	Rate	Date	Amount	Depreciation
Barclays Bank PLC	CDX.NA.IG.HVOL13	1.00%	12/20/2014	$9,000,000	$(66,933)

Country Allocation
Country	% of Net Assets
United States	76.3%
Canada	5.2%
Brazil	4.2%
Mexico	3.1%
Cayman Islands	3.0%
Luxembourg	2.5%
Australia	1.4%
Netherlands	1.2%
United Kingdom	1.2%
Peru	1.0%
Switzerland	0.6%
Bermuda	0.3%
100.00%

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2009

Principal Amount		Value
MORTGAGE-BACKED SECURITIES 90.0%
U.S. Government Agencies 90.0%
	FHLMC Pool
$227,660	4.50%, due 5/1/20, #G18052	$240,478
224,887	4.50%, due 3/1/21, #G18119	236,283
212,732	5.00%, due 3/1/21, #G18105	226,994
339,437	4.50%, due 5/1/21, #J01723	356,639
193,891	6.00%, due 6/1/21, #G18124	209,041
664,115	4.50%, due 9/1/21, #G12378	701,506
279,111	5.00%, due 11/1/21, #G18160	297,823
210,515	5.00%, due 2/1/22, #G12522	224,628
328,205	5.00%, due 2/1/22, #J04411	349,388
683,695	5.50%, due 3/1/22, #G12577	733,484
346,021	5.00%, due 7/1/22, #J05243	368,354
34,087	5.50%, due 5/1/35, #B31639	36,413
1,059,567	5.00%, due 8/1/35, #A36351	1,113,477
867,578	5.00%, due 10/1/35, #G01940	911,720
846,716	6.00%, due 1/1/36, #A42208	912,320
79,671	7.00%, due 1/1/36, #G02048	87,740
1,288,323	5.50%, due 2/1/36, #G02031	1,376,241
484,789	7.00%, due 8/1/36, #G08148	532,984
827,934	6.50%, due 9/1/36, #A54908	895,171
659,733	6.50%, due 11/1/36, #A54094	713,311
822,111	5.50%, due 2/1/37, #A57840	877,058
1,245,010	5.00%, due 5/1/37, #A60268	1,307,382
1,084,524	5.00%, due 6/1/37, #G03094	1,138,856
3,028,764	5.50%, due 6/1/37, #A61982	3,228,828
2,842,145	6.00%, due 6/1/37, #A62176	3,056,139
2,954,851	6.00%, due 6/1/37, #A62444	3,177,331
484,953	5.00%, due 7/1/37, #A63187	509,248
2,068,980	5.50%, due 8/1/37, #G03156	2,205,646
375,011	6.50%, due 8/1/37, #A70413	405,386
58,030	7.00%, due 8/1/37, #A70079	63,800
630,967	7.00%, due 9/1/37, #A65171	693,220
99,541	7.00%, due 9/1/37, #A65335	109,362
54,874	7.00%, due 9/1/37, #A65670	60,288
427,075	7.00%, due 9/1/37, #A65780	469,211
42,553	7.00%, due 9/1/37, #A65941	46,751
19,547	7.00%, due 9/1/37, #A66041	21,476
541,307	7.00%, due 9/1/37, #G03207	595,121
334,461	6.50%, due 11/1/37, #A68726	361,551
767,623	5.50%, due 4/1/38, #G04121	818,328
463,300	5.50%, due 5/1/38, #A77265	493,878
783,212	5.50%, due 5/1/38, #G04215	834,902
	FHLMC GOLD TBA (a)
4,800,000	5.00%, due 12/15/39	5,032,502
	FNMA Pool
184,794	4.50%, due 10/1/20, #842732	195,285
411,231	4.50%, due 12/1/20, #813954	434,577
217,770	4.50%, due 2/1/21, #845437	230,133
332,396	5.00%, due 2/1/21, #865191	355,356
158,749	5.00%, due 5/1/21, #879112	169,516
526,325	4.50%, due 7/1/21, #845515	553,409
296,844	5.50%, due 10/1/21, #905090	318,832
282,618	5.00%, due 2/1/22, #900946	301,786
514,177	6.00%, due 2/1/22, #912522	555,477
650,626	5.00%, due 6/1/22, #937709	692,923
306,598	5.00%, due 7/1/22, #938033	326,530
328,128	5.00%, due 7/1/22, #944887	349,460
724,069	5.50%, due 7/1/22, #905040	776,458
14,044	7.00%, due 8/1/32, #650101	15,600
269,360	7.00%, due 6/1/35, #821610	297,416
124,181	7.00%, due 7/1/35, #826251	137,115
176,183	7.00%, due 9/1/35, #842290	194,534
85,459	4.50%, due 11/1/35, #256032	88,191
224,346	5.00%, due 12/1/35, #852482	235,796
57,473	7.00%, due 2/1/36, #865190	63,459
126,658	7.00%, due 4/1/36, #887709	139,650
2,265,716	5.00%, due 5/1/36, #745515	2,381,347
172,116	6.50%, due 7/1/36, #897100	186,366
250,553	7.00%, due 7/1/36, #887793	276,254
549,723	6.00%, due 8/1/36, #892925	591,200
1,012,649	6.50%, due 8/1/36, #878187	1,096,489
593,500	5.00%, due 9/1/36, #893621	623,511

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2009 (continued)

Principal Amount		Value
U.S. Government Agencies 90.0% (continued)
	FNMA Pool (continued)
$516,487	7.00%, due 9/1/36, #900964	$569,468
684,087	5.50%, due 10/1/36, #831845	729,167
591,857	5.50%, due 10/1/36, #893087	630,859
759,901	6.00%, due 10/1/36, #897174	817,234
696,524	5.50%, due 12/1/36, #256513	742,424
4,427	6.50%, due 12/1/36, #920162	4,794
266,118	7.00%, due 1/1/37, #256567	293,416
1,280,352	5.50%, due 2/1/37, #256597	1,364,725
697,505	6.00%, due 2/1/37, #909357	749,150
24,344	7.00%, due 2/1/37, #915904	26,841
795,450	5.50%, due 3/1/37, #256636	847,247
808,846	6.50%, due 5/1/37, #917052	874,928
3,447,378	5.50%, due 6/1/37, #918554	3,671,862
678,780	5.50%, due 6/1/37, #918705	722,980
3,217,576	6.00%, due 6/1/37, #888413	3,455,815
2,273,843	6.00%, due 6/1/37, #917129	2,442,205
490,150	7.00%, due 6/1/37, #256774	539,736
196,502	7.00%, due 6/1/37, #940234	216,380
387,905	5.00%, due 7/1/37, #944534	407,740
739,061	5.50%, due 10/1/37, #954939	787,187
1,083,744	6.00%, due 12/1/37, #965488	1,163,988
2,505,717	5.50%, due 2/1/38, #961691	2,668,882
969,194	6.00%, due 6/1/38, #984764	1,040,350
	FNMA TBA (a)
6,000,000	5.00%, due 12/15/39	6,293,436
2,000,000	5.50%, due 12/15/39	2,127,188
1,000,000	6.50%, due 12/15/39	1,080,313
2,000,000	5.00%, due 1/15/40	2,090,938
	GNMA Pool
47,883	7.00%, due 9/15/35, #647831	52,523
251,932	5.00%, due 10/15/35, #642220	266,330
184,211	5.00%, due 11/15/35, #550718	194,739
196,320	5.50%, due 11/15/35, #650091	210,179
133,263	5.50%, due 12/15/35, #646307	142,671
237,289	5.50%, due 4/15/36, #652534	253,521
288,493	6.50%, due 6/15/36, #652593	310,124
235,688	5.50%, due 7/15/36, #608993	251,811
670,340	6.50%, due 10/15/36, #646564	720,603
419,400	6.00%, due 11/15/36, #617294	450,277
460,762	6.50%, due 12/15/36, #618753	495,310
740,520	5.50%, due 2/15/37, #658419	790,136
1,317,558	6.00%, due 4/15/37, #668411	1,413,119
1,546,755	5.00%, due 8/15/37, #671463	1,630,074
894,049	6.00%, due 10/15/37, #664379	958,893
552,734	5.50%, due 8/15/38, #677224	589,509
643,657	5.50%, due 8/15/38, #691314	686,481
	GNMA TBA (a)
2,000,000	5.00%, due 12/15/39	2,102,500
		95,494,982
Total Mortgage-Backed Securities
(cost $89,379,289)		95,494,982
U.S. GOVERNMENT
INSTRUMENTALITIES 5.5%
U.S. Treasury Notes 5.5%
	U.S. Treasury Note
4,000,000	2.625%, due 5/31/10	4,050,160
1,600,000	4.25%, due 11/15/17	1,753,501
Total U.S. Government Instrumentalities
(cost $5,717,520)		5,803,661

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2009 (continued)

Shares/ Principal Amount			Value
SHORT-TERM INVESTMENTS 21.5%
9,526,017	AIM STIT - Treasury
	Portfolio – Institutional
	Class, 0.05% (b)		$9,526,017
10,368,763	Fidelity Institutional Money
	Market Government Portfolio –
	Class I, 0.19% (b)		10,368,763
$3,000,000	U.S. Treasury Bill,
	0.24%, due 11/18/10 (c)		2,993,049
Total Short-Term Investments
(cost $22,887,241)			22,887,829
Total Investments
(cost $117,984,050)		117.0%	124,186,472
Liabilities less Other Assets		(17.0)%	(18,088,505)
TOTAL NET ASSETS		100.0%	$106,097,967

(a)	Security purchased on a when-issued basis. As of November 30, 2009, the total cost of investments purchased on a when-issued basis was $18,477,555 or 17.4% of total net assets.
(b)	Rate shown is the 7-day yield at November 30, 2009.
(c)	Rate shown is the discount rate at November 30, 2009.
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
TBA – To Be Announced
The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Assets and Liabilities – November 30, 2009

	BBB	MBS
	Bond Fund	Bond Fund
Assets:
Investments in securities, at value (cost $300,642,549 and $117,984,050, respectively)	$326,102,752	$124,186,472
Receivable for fund shares sold	891,984	64,437
Receivable for securities sold	—	2,079,531
Interest receivable	5,234,380	344,237
Due from investment adviser (Note 4)	36,584	9,474
Prepaid expenses	27,932	5,936
Total assets	332,293,632	126,690,087

Liabilities:
Payable for securities purchased	—	20,540,367
Payable for fund shares redeemed	319,429	7,959
Swap payments received	347,540	—
Unrealized loss on swap contracts	66,933	—
Administration fees	6,301	3,902
Custody fees	4,411	3,279
Transfer agent fees and expenses	14,529	3,756
Fund accounting fees	17,550	9,239
Audit fees	18,200	18,200
Chief Compliance Officer fee	1,483	1,003
Accrued expenses	7,550	4,415
Total liabilities	803,926	20,592,120
Net Assets	$331,489,706	$106,097,967

Net Assets Consist of:
Paid-in capital	$318,671,509	$98,577,539
Undistributed net investment income	340,193	397,435
Accumulated net realized gain/(loss) on investments	(12,915,266)	920,571
Net unrealized appreciation/(depreciation) on:
Investments	25,460,203	6,202,422
Swap contracts	(66,933)	—
Net Assets	$331,489,706	$106,097,967

Net Asset Value, Offering Price and Redemption Price Per Share	$9.70	$10.14

Shares Issued and Outstanding
(Unlimited number of shares authorized, par value $0.01)	34,164,726	10,459,433

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Operations – Year Ended November 30, 2009

	BBB	MBS
	Bond Fund	Bond Fund
Investment Income:
Interest	$16,422,048	$5,254,807
Total investment income	16,422,048	5,254,807

Expenses:
Fund accounting fees (Note 4)	90,741	49,869
Transfer agent fees and expenses (Note 4)	86,720	26,166
Administration fees (Note 4)	52,525	37,971
Registration fees	22,970	23,031
Custody fees (Note 4)	22,761	16,666
Audit fees	18,220	18,220
Insurance	14,605	13,697
Trustees’ fees	12,116	7,826
Legal fees	7,892	6,721
Reports to shareholders	6,633	2,131
Chief Compliance Officer fee (Note 4)	5,313	4,587
Miscellaneous	15,943	10,964
Total expenses	356,439	217,849
Less: Expense reimbursement from adviser (Note 4)	(356,247)	(217,849)
Net expenses	192	—
Net investment income	16,421,856	5,254,807

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments	(3,181,061)	975,369
Net change in unrealized appreciation/(depreciation) on:
Investments	57,308,493	2,798,455
Swap contracts	(66,933)	—
Net gain on investments	54,060,499	3,773,824
Net increase in net assets resulting from operations	$70,482,355	$9,028,631

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Changes in Net Assets

	BBB Bond Fund		MBS Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	Nov. 30, 2009	Nov. 30, 2008	Nov. 30, 2009	Nov. 30, 2008
Increase/(Decrease) in Net Assets From
Operations:
Net investment income	$16,421,856	$11,352,120	$5,254,807	$12,423,835
Net realized gain/(loss) on investments	(3,181,061)	(6,565,225)	975,369	6,045,813
Net change in unrealized
appreciation/(depreciation) on:
Investments	57,308,493	(31,230,503)	2,798,455	(3,680,974)
Swap contracts	(66,933)	—	—	—
Net increase/(decrease) in net assets
resulting from operations	70,482,355	(26,443,608)	9,028,631	14,788,674

Distributions Paid to Shareholders:
Distributions from net investment income	(16,478,943)	(11,021,212)	(5,435,942)	(12,086,183)
Distributions from net realized gains on investments	—	—	(5,925,302)	(83,997)
Total distributions	(16,478,943)	(11,021,212)	(11,361,244)	(12,170,180)

Capital Share Transactions:
Net proceeds from shares sold	202,742,724	49,177,141	50,455,091	52,179,955
Distributions reinvested	7,776,571	5,966,416	4,978,206	6,720,619
Payment for shares redeemed	(98,385,322)	(41,363,987)	(55,339,625)	(297,983,531)
Net increase/(decrease) in net assets
from capital share transactions	112,133,973	13,779,570	93,672	(239,082,957)
Total increase/(decrease) in net assets	166,137,385	(23,685,250)	(2,238,941)	(236,464,463)

Net Assets, Beginning of Year	165,352,321	189,037,571	108,336,908	344,801,371
Net Assets, End of Year	$331,489,706	$165,352,321	$106,097,967	$108,336,908
Includes Undistributed Net Investment Income of	$340,193	$397,280	$397,435	$523,813

Transactions in Shares:
Shares sold	23,287,567	5,465,657	5,026,570	5,094,959
Shares issued on reinvestment of distributions	879,814	670,238	503,611	658,381
Shares redeemed	(11,322,072)	(4,646,389)	(5,536,930)	(28,936,497)
Net increase/(decrease) in shares outstanding	12,845,309	1,489,506	(6,749)	(23,183,157)

The accompanying notes are an integral part of these financial statements.

PIA Funds
BBB BOND FUND
Financial Highlights

	Year Ended November 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$7.76	$9.53	$9.69	$9.62	$9.94

Income From Investment Operations:
Net investment income	0.56	0.55	0.52	0.53	0.49
Net realized and unrealized gain/(loss) on investments	1.95	(1.79)	(0.16)	0.06	(0.31)
Total from investment operations	2.51	(1.24)	0.36	0.59	0.18

Less Distributions:
Distributions from net investment income	(0.57)	(0.53)	(0.52)	(0.52)	(0.49)
Distributions from net realized gains	—	—	—	—	(0.01)
Total distributions	(0.57)	(0.53)	(0.52)	(0.52)	(0.50)

Net asset value, end of year	$9.70	$7.76	$9.53	$9.69	$9.62

Total Return	33.28%	-13.58%	3.87%	6.44%	1.75%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$331,490	$165,352	$189,038	$75,805	$81,847
Ratio of expenses to average net assets:
Net of expense reimbursement	0.00%	0.00%	0.00%	0.00%	0.00%
Before expense reimbursement	0.14%	0.18%	0.19%	0.22%	0.28%
Ratio of net investment income to average net assets:
Net of expense reimbursement	6.35%	6.06%	5.65%	5.49%	5.09%
Before expense reimbursement	6.21%	5.88%	5.46%	5.27%	4.81%
Portfolio turnover rate	84%	39%	226%	112%	104%

The accompanying notes are an integral part of these financial statements.

PIA Funds
MBS BOND FUND
Financial Highlights

				February 28, 2006*
	Year Ended November 30,			through
	2009	2008	2007	November 30, 2006
Per Share Operating Performance
(For a fund share outstanding throughout each period)

Net asset value, beginning of period	$10.35	$10.25	$10.14	$10.00

Income From Investment Operations:
Net investment income	0.49	0.59	0.51	0.34
Net realized and unrealized gain on investments	0.38	0.07	0.11	0.13
Total from investment operations	0.87	0.66	0.62	0.47

Less Distributions:
Distributions from net investment income	(0.51)	(0.56)	(0.51)	(0.33)
Distributions from net realized gains	(0.57)	(0.00)#	(0.00)#	—
Total distributions	(1.08)	(0.56)	(0.51)	(0.33)

Net asset value, end of period	$10.14	$10.35	$10.25	$10.14

Total Return	9.05%	6.64%	6.30%	4.86	%++

Ratios/Supplemental Data:
Net assets, end of period (in 000’s)	$106,098	$108,337	$344,801	$95,795
Ratio of expenses to average net assets:
Net of expense reimbursement	0.00%	0.00%	0.00%	0.00	%+
Before expense reimbursement	0.20%	0.19%	0.17%	0.48	%+
Ratio of net investment income to average net assets:
Net of expense reimbursement	4.93%	5.33%	5.39%	5.46	%+
Before expense reimbursement	4.73%	5.14%	5.22%	4.98	%+
Portfolio turnover rate	108%	126%	139%	19	%++

*	Commencement of operations.
+	Annualized for periods less than one year.
++	Not annualized for periods less than one year.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

PIA Funds
Notes to Financial Statements – November 30, 2009

Note 1 – Organization

The PIA BBB Bond Fund and the PIA MBS Bond Fund (the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  Currently, the Funds offer the Managed Account Completion Shares (MACS) class.  Each of the Funds has separate assets and liabilities and differing investment objectives.  The investment objective of the PIA BBB Bond Fund (the “BBB Bond Fund”) is to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard and Poor’s Rating Group or the Baa category by Moody’s Investors Services.  The investment objective of the PIA MBS Bond Fund (the “MBS Bond Fund”) is to provide a total rate of return that approximates that of mortgage-backed securities (“MBS”) included in the Barclays Capital U.S. MBS Fixed Rate Index.  The BBB Bond Fund and the MBS Bond Fund commenced operations on September 25, 2003 and February 28, 2006, respectively.  Only authorized investment advisory clients of Pacific Income Advisers, Inc. are eligible to invest in the Funds.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities Purchased on a When-Issued Basis – Delivery and payment for securities that have been purchased by the Funds on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date.  During this period, such securities are subject to market fluctuations and the portfolios maintain, in a segregated account with their custodian, assets with a market value equal to or greater than the amount of their purchase commitments.  The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Funds’ net asset values if the Funds make such purchases while remaining substantially fully invested.  In connection with the ability to purchase securities on a when-issued basis, the Funds may also enter into dollar rolls in which the Funds sell securities purchased on a forward-commitment basis and simultaneously contract with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date.  As an inducement for the Funds to “rollover” their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.  Dollar rolls are considered a form of leverage.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006 – 2008, or expected to be taken in the Funds’ 2009 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Arizona; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

Expenses – Each Fund is charged for those expenses that are directly attributable to the Fund, such as administration and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

Securities Transactions and Investment Income – Security transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective security.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Funds distribute substantially all net investment income, if any, monthly and net realized gains, if any, annually.  The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds expect the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2009, the MBS Bond Fund made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain/(Loss)	Paid-in Capital
MBS Bond Fund	$54,757	$(54,757)	—

The permanent differences primarily relate to paydown adjustments.

Events Subsequent to the Fiscal Year End – The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, the Funds are required to disclose the date through which subsequent events have been evaluated.

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

Management has evaluated fund related events and transactions that occurred subsequent to November 30, 2009, through January 28, 2010, the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Note 3 – Securities Valuation

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.  The Funds’ investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Corporate and Municipal Bonds – Corporate and municipal bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in level 2 of the fair value hierarchy.

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

U.S. Government Securities – U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. Government Agency Securities – U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued  in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in level 1 or level 2 of the fair value hierarchy.

Derivative Instruments – Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.  Credit default swaps are valued daily based upon quotations from market makers and are typically categorized in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.

Short-Term Notes – Short-term notes which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value).  Short-term investments which mature after 60 days are valued at market.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2009:

BBB Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$309,830,675	$—	$309,830,675
Municipal Bonds	—	3,113,746	—	3,113,746
U.S. Government Securities	—	9,093,519	—	9,093,519
Total Fixed Income	—	322,037,940	—	322,037,940
Short-Term Investments	4,064,812	—	—	4,064,812
Total Investments in Securities	$4,064,812	$322,037,940	$—	$326,102,752
Other Financial Investments*	$—	$(66,933)	$—	$(66,933)

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, and include credit default swaps, which are valued at the unrealized depreciation on the instrument.

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

MBS Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Government Agencies –
Mortgage Backed Securities	$—	$95,494,982	$—	$95,494,982
U.S. Government Securities	—	5,803,661	—	5,803,661
Total Fixed Income	—	101,298,643	—	101,298,643
Short-Term Investments	19,894,780	2,993,049	—	22,887,829
Total Investments in Securities	$19,894,780	$104,291,692	$—	$124,186,472

Note 4 – Investment Advisory Fee and Other Transactions with Affiliates

The Funds have investment advisory agreements with Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  Under the agreement, the Funds do not pay the Adviser a fee.  However, investors in the Funds will be charged investment advisory fees by the Adviser and persons other than the Adviser.  Clients of PIA pay PIA an investment advisory fee to manage their assets, including assets invested in the Funds.  Participants in “wrap-fee” programs pay fees to the program sponsor, who in turn pays fees to the Adviser.  For the year ended November 30, 2009, the Funds incurred no investment advisory fees.

The Funds are responsible for their own operating expenses.  PIA has voluntarily agreed to limit the total expenses of the Funds to an annual rate of 0.00% of average daily net assets.  The Adviser will continue the expense reimbursements for an indefinite period, but may discontinue reimbursing the Funds at any time.  The Adviser may discontinue reimbursing the Funds as long as it provides shareholders of the Funds with written notice six months in advance of the discontinuance.  The Adviser may not recoup expense reimbursements in future periods.  For the year ended November 30, 2009, the Adviser absorbed Fund expenses in the amount of $356,247 and $217,849 for the BBB Bond Fund and the MBS Bond Fund, respectively.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the year ended November 30, 2009, the BBB Bond Fund and the MBS Bond Fund incurred $52,525 and $37,971 in administration fees, respectively.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  For the year ended November 30, 2009, the BBB Bond Fund and the MBS Bond Fund incurred $90,741 and $49,869 in fund accounting fees, respectively and $76,300 and $21,429 in transfer agent fees (excluding transfer agency out-of-pocket expenses), respectively.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.  For the year ended November 30, 2009, the BBB Bond Fund and the MBS Bond Fund incurred $22,201 and $16,666 in custody fees,

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

respectively.  Custody fees do not include the interest expense charged on the line of credit for the BBB Bond Fund.  See note 6 for more information.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the year ended November 30, 2009, the BBB Bond Fund and the MBS Bond Fund were allocated $5,313 and $4,587 of the Chief Compliance Officer fee, respectively.

Note 5 – Purchases and Sales of Securities

For the year ended November 30, 2009, the cost of purchases and the proceeds from sales of securities (excluding short-term securities and U.S. government obligations) were $203,231,117 and $100,978,618, respectively, for the BBB Bond Fund and $102,736,481 and $115,630,478, respectively, for the MBS Bond Fund.  Purchases and sales of U.S. government obligations for the year ended November 30, 2009 were $114,741,951 and $108,726,822, respectively, for the BBB Bond Fund and $8,049,340 and $4,413,946, respectively, for the MBS Bond Fund.

Note 6 – Line of Credit

Effective April 1, 2009, the BBB Bond Fund has a line of credit in the amount of $18,400,000.  Prior to April 1, 2009, the BBB Bond Fund had a line of credit in the amount of $50,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the BBB Bond Fund’s custodian, U.S. Bank N.A.  During the year ended November 30, 2009, the BBB Bond Fund had an outstanding one day balance and a weighted average interest rate of $2,161,000 and 3.25%, respectively.

Note 7 – Derivative Instruments

The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended November 30, 2009, the MBS Bond Fund did not hold any derivative instruments.

The Funds are subject to credit risk in the normal course of pursuing their investment objectives.  The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its exposure to other risks, such as interest rate risks or as a substitute for taking a position in certain types of bonds.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as a payment default or bankruptcy.  Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs.  Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference oblig-

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

ation and the swap’s notional amount is recorded as realized gain or loss on swap contracts in the statement of operations.  The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

BBB Bond Fund

As of November 30, 2009, the location of derivatives in the statements of assets and liabilities and the value of the derivative instruments categorized by risk exposure are as follows:

Derivative Type	Statements of Assets and Liabilities Location	Fair Value of Derivative
Credit contracts	Liabilities	$66,933

The effect of derivative instruments on the statement of operations for the year ended November 30, 2009 is as follows:

Derivative Type	Location of Loss on Derivatives Recognized in Income	Credit Default Swaps
Credit contracts	Change in unrealized depreciation on swap contracts	$(66,933)

The BBB Bond Fund had no realized gain/(loss) from derivative instruments during the year ended November 30, 2009.  For the year ended November 30, 2009, the monthly average gross notional amount of the credit default swaps held in the BBB Bond Fund was $7,500,000.

Note 8 – Federal Income Tax Information

Net investment income and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of paydowns.

As of November 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

	BBB Bond Fund	MBS Bond Fund
Cost of investments (a)	$301,467,737	$117,984,050
Gross unrealized appreciation	25,460,203	6,202,422
Gross unrealized depreciation	(825,188)	—
Net unrealized appreciation	24,635,015	6,202,422
Undistributed ordinary income	273,260	659,251
Undistributed long-term capital gain	—	658,755
Total distributable earnings	273,260	1,318,006
Other accumulated gains/(losses)	(12,090,078)	—
Total accumulated earnings/(losses)	$12,818,197	$7,520,428

(a)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 was as follows:

	BBB Bond Fund		MBS Bond Fund
	Nov. 30, 2009	Nov. 30, 2008	Nov. 30, 2009	Nov. 30, 2008
Ordinary income	$16,478,943	$11,021,212	$9,049,516	$12,116,422
Long-term capital gains	—	—	2,311,728	53,758

The MBS Bond Fund has designated $2,311,728 as long-term capital gain dividend, pursuant to Internal Revenue Code section 852(b)(3).

Ordinary income distributions may include dividends paid from short-term capital gains.

The  BBB Bond Fund had tax capital losses which may be carried over to offset future gains.  Such losses expire as follows:

	2013	2014	2015	2016	2017	Total
BBB Bond Fund	$373,955	$1,819,397	$732,786	$6,657,303	$2,506,637	$12,090,078

Note 9 – Other Tax Information (Unaudited)

For the year ended November 30, 2009, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds.  For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2009 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

The MBS Bond Fund designated 0.40% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c).

PIA Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
PIA BBB Bond Fund
PIA MBS Bond Fund

We have audited the accompanying statements of assets and liabilities of PIA BBB Bond Fund and PIA MBS Bond Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2009, and the related statements of operations for the year then ended, with respect to the PIA BBB Bond Fund, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with respect to the PIA MBS Bond Fund, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from February 28, 2006 (commencement of operation) to November 30, 2006.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIA BBB Bond Fund and PIA MBS Bond Fund, as of November 30, 2009, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2010

PIA Funds
Notice to Shareholders – November 30, 2009
(Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2009
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available by calling 1-800-251-1970.

PIA Funds
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
Portfolios
			Principal	in Fund
		Term of Office	Occupation	Complex	Other
Name, Address	Position Held	and Length of	During Past	Overseen by	Directorships
and Age	with the Trust	Time Served	Five Years	Trustee(2)	Held

Independent Trustees(1)

Michael D. LeRoy	Trustee	Indefinite term	President, Crown Capital	4	Director,
(age 62, dob 8/14/1947)		since	Advisors, LLC (financial		Wedbush Bank.
615 E. Michigan Street		December 2008.	consulting firm) (2000 to
Milwaukee, WI 53202			present).

Donald E. O’Connor	Trustee	Indefinite term	Retired; former Financial	4	Trustee, The
(age 73, dob 6/18/1936)		since	Consultant and former		Forward Funds
615 E. Michigan Street		February 1997.	Executive Vice President and		(35 portfolios).
Milwaukee, WI 53202			Chief Operating Officer of ICI
Mutual Insurance Company
(until January 1997).

George J. Rebhan	Trustee	Indefinite term	Retired; formerly President,	4	None.
(age 75, dob 7/10/1934)		since	Hotchkis and Wiley Funds
615 E. Michigan Street		May 2002.	(mutual funds) (1985 to 1993).
Milwaukee, WI 53202

George T. Wofford	Trustee	Indefinite term	Retired; formerly Senior Vice	4	None.
(age 70, dob 10/8/1939)		since	President, Federal Home Loan
615 E. Michigan Street		February 1997.	Bank of San Francisco.
Milwaukee, WI 53202

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite term	President, CEO, U.S. Bancorp	4	None.
(age 62, dob 7/9/1947)	Trustee	since	Fund Services, LLC (May 1991
615 E. Michigan Street		September 2008.	to present).
Milwaukee, WI 53202

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp Fund Services, LLC
(age 62, dob 7/9/1947)	Chief Executive	since	(May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term	Vice President, Compliance and Administration, U.S. Bancorp
(age 42, dob 7/19/1967)	Principal	since June 2003.	Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive
Milwaukee, WI 53202	Officer

Cheryl L. King	Treasurer and	Indefinite term	Assistant Vice President, Compliance and Administration,
(age 48, dob 8/27/1961)	Principal	since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Financial	December 2007.
Milwaukee, WI 53202	Officer

Michael L. Ceccato	Vice President,	Indefinite term	Vice President, U.S. Bancorp Fund Services, LLC (February 2008
(age 52, dob 9/11/1957)	Chief	since	to present); General Counsel/Controller, Steinhafels, Inc.
615 E. Michigan Street	Compliance	September 2009.	(September 1995 to February 2008).
Milwaukee, WI 53202	Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Vice President and Counsel, U.S. Bancorp Fund Services, LLC
(age 44, dob 4/16/1965)		since	(May 2006 to present); Senior Counsel, Wells Fargo Funds
615 E. Michigan Street		June 2007.	Management, LLC (May 2005 to May 2006); Senior Counsel,
Milwaukee, WI 53202			Strong Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-251-1970 to request individual copies of these documents.  Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE IS NOT A PART OF THE ANNUAL REPORT

Adviser
Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, CA  90401

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

PIA Funds

– PIA Moderate
Duration Bond Fund

– PIA Short-Term
Securities Fund

Annual Report

November 30, 2009

PIA Funds

Dear Shareholder:

We are pleased to provide you with this annual report for the period ended November 30, 2009 regarding the following series of the PIA Mutual Funds for which Pacific Income Advisers is the adviser: the Short-Term Securities Fund and the Moderate Duration Bond Fund.

During the 12 months ended November 30, the total returns, including the reinvestment of dividends and capital gains, were as follows:

PIA Short-Term Securities Fund	2.45%
PIA Moderate Duration Bond Fund	9.43%

Economic growth was slow starting off the year but registered a pick up in activity in the third quarter. Reported Gross Domestic Product (GDP) ranged from -6.4% for the first quarter to +2.2% for the third quarter. Total year over year GDP through September was a -2.6%. The housing sector and consumer spending continued to be the weaker sectors. With a fair degree of slack and excess capacity in the system, inflation (as measured by the Consumer Price Index) remained stable at under 2%. The U.S. Treasury sustained many of the programs to help liquidity in the markets. The Federal Reserve maintained their easier monetary policy by keeping the Funds rate close to zero.

Yields on 6-month treasury bills fell by 27 basis points (bp). The intermediate to longer part of the yield curve experienced an increase in yields mainly due to the massive borrowing by the U.S. Government which also caused an increase in inflationary expectations for future years. Yields on 5-year treasuries and 30-year treasuries increased by 9 and 75 bp, respectively. Interest rate spreads on corporate bonds over treasuries tightened significantly during the period…from 632 bp to 207 bp, Commercial Mortgage Backed Security spreads declined from 1301 bp to 536 bp and Agency Mortgage Backed Securities from 323 bp to 168 bp.

The Short-Term Securities Fund had close to a neutral maturity structure to the index and an overweight in short average life/floating rate government mortgage backed securities, agencies and corporate notes which outperformed treasuries. The benchmark index, the BofA Merrill Lynch (formerly Merrill Lynch) 1-Year U.S. Treasury Note Index, was up 1.40% for the period.

The Moderate Duration Bond Fund’s return for 2009 was lower than the benchmark index after a higher performance in 2008…221 bp higher than the benchmark index in 2008 mainly due to a large increase in spreads and high volatility. An underweight in Commercial Mortgage Backed Securities and Agency Mortgage Backed Securities impacted the performance. The benchmark index, the Barclays Capital U.S. Aggregate Bond Index, return was 11.63%.

PIA Funds

Please take a moment to review your Fund(s)’ statement of assets and the results of operations for the twelve month period ended November 30. We look forward to reporting to you again with the semi-annual report dated May 2010.

Lloyd McAdams
Chairman of the Board
Pacific Income Advisers

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Moderate Duration Bond Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to market volatility than a diversified fund.  The Fund may invest in swap investment derivatives.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  These risks are fully disclosed in the Prospectus.

The Barclays Capital U.S. Aggregate Bond Index (The Index), formerly known as the Lehman Brothers Aggregate Bond Index, is an unmanaged index presented for comparative purposes only. The Index represents securities that are U.S. domestic, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The BofA Merrill Lynch (formerly Merrill Lynch) 1-Year U.S. Treasury Note Index (The Index) is an unmanaged index presented for comparative purposes only. The Index is comprised of a single U.S. Treasury issue with approximately one year to final maturity purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue. You cannot invest directly in an index.

Basis point equals 1/100th of 1%.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor 1/10

PIA Funds

PIA MODERATE DURATION BOND FUND Comparison of the change in value of a $10,000 investment in the PIA Moderate Duration Bond Fund vs the Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Return*	1 Year	5 Years	10 Years
PIA Moderate Duration Bond Fund	9.43%	5.64%	5.92%
Barclays Capital U.S. Aggregate Bond Index	11.63%	5.49%	6.45%

Total Annual Fund Operating Expenses – 1.50%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Indices do not incur expenses and are not available for investment.

*  Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds

PIA SHORT-TERM SECURITIES FUND Comparison of the change in value of a $10,000 investment in the PIA Short-Term Securities Fund vs the BofA Merrill Lynch 1-Year U.S. Treasury Note Index

Average Annual Total Return*	1 Year	5 Years	10 Years
PIA Short-Term Securities Fund	2.45%	3.72%	3.92%
BofA Merrill Lynch 1-Year U.S. Treasury Note Index	1.40%	3.68%	3.84%

Total Annual Fund Operating Expenses – 0.49%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

Effective on the close of business September 25, 2009, the Merrill Lynch 1-Year U.S. Treasury Note Index was renamed the BofA Merrill Lynch 1-Year U.S. Treasury Note Index.  The BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index consisting of a single U.S. Treasury issue with approximately one year to final maturity purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.

Indices do not incur expenses and are not available for investment.

*  Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds
Expense Example – November 30, 2009
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/09 – 11/30/09).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.50% and 0.35% per the advisory agreements for the PIA Moderate Duration Bond Fund and the PIA Short-Term Securities Fund, respectively.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 6/1/09	Value 11/30/09	Period 6/1/09 – 11/30/09*
PIA Moderate Duration Bond Fund
Actual	$1,000.00	$1,042.30	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.54

PIA Short-Term Securities Fund
Actual	$1,000.00	$1,008.70	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78

*
Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account values over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratios of the PIA Moderate Duration Bond Fund and the PIA Short-Term Securities Fund are 0.50% and 0.35%, respectively.

PIA Funds
PIA MODERATE DURATION BOND FUND
Allocation of Portfolio Assets – November 30, 2009
(Unaudited)

Investments by Type
As a Percentage of Net Assets

PIA Funds
PIA SHORT-TERM SECURITIES FUND
Allocation of Portfolio Assets – November 30, 2009
(Unaudited)

Investments by Issuer
As a Percentage of Net Assets

PIA Funds
PIA MODERATE DURATION BOND FUND
Schedule of Investments – November 30, 2009

Principal Amount		Value
CORPORATE BONDS 20.3%
Agriculture 0.3%
	Archer-Daniels-Midland Co.
$150,000	5.375%, due 9/15/35	$149,572
Banks 1.7%
	Bank of America Corp.
225,000	5.125%, due 11/15/14	233,658
	Citigroup, Inc.
300,000	6.125%, due 11/21/17	301,884
	Wells Fargo & Co.
200,000	4.375%, due 1/31/13	209,789
		745,331
Beverages 0.5%
	Coca-Cola Enterprises, Inc.
200,000	4.25%, due 3/1/15	214,860
Brokers 1.5%
	Goldman Sachs Group Inc.
300,000	6.15%, due 4/1/18	324,336
	Morgan Stanley
300,000	6.625%, due 4/1/18	325,999
		650,335
Chemicals 0.6%
	E.I. Du Pont De Nemours & Co.
250,000	5.75%, due 3/15/19	279,009
Consumer Products 0.2%
	Clorox Co.
100,000	5.00%, due 1/15/15	109,058
Diversified Financial Services 0.5%
	General Electric Capital Corp.
200,000	5.00%, due 1/8/16	208,540
Electric Utilities 1.0%
	Dominion Resources, Inc.
250,000	5.15%, due 7/15/15	270,448
	Duke Energy Carolinas
150,000	6.10%, due 6/1/37	166,683
		437,131
Food 1.7%
	ConAgra Foods, Inc.
325,000	5.875%, due 4/15/14	358,968
	Kraft Foods, Inc.
200,000	6.875%, due 2/1/38	216,863
	Kroger Co.
150,000	6.90%, due 4/15/38	176,938
		752,769
Forest Products 0.6%
	International Paper Co.
200,000	9.375%, due 5/15/19	248,551
Insurance 0.6%
	American International
	Group, Inc.
75,000	4.25%, due 5/15/13	65,699
	MetLife, Inc.
200,000	5.00%, due 6/15/15	215,053
		280,752
Media 1.3%
	News America, Inc.
200,000	5.30%, 12/15/14	220,680
	Viacom, Inc.
325,000	6.25%, due 4/30/16	359,273
		579,953
Medical/Drugs 2.2%
	Amgen, Inc.
150,000	6.40%, due 2/1/39	173,235
	AstraZeneca PLC
200,000	5.40%, due 9/15/12	222,177
	GlaxoSmithKline
250,000	5.65%, due 5/15/18	279,040

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MODERATE DURATION BOND FUND
Schedule of Investments – November 30, 2009 (continued)

Principal Amount		Value
Medical/Drugs 2.2% (continued)
	Wyeth
$275,000	5.45%, due 4/1/17	$302,496
		976,948
Medical Instruments 0.9%
	Beckman Coulter, Inc.
200,000	6.00%, due 6/1/15	223,893
	Boston Scientific Corp.
175,000	5.45%, due 6/15/14	178,063
		401,956
Mining 1.4%
	Freeport-McMoran
	Copper & Gold
250,000	8.375%, due 4/1/17	270,059
	Rio Tinto Finance USA Ltd.
300,000	6.50%, due 7/15/18	333,033
		603,092
Oil & Gas 2.0%
	Chesapeake Energy Corp.
350,000	2.25%, due 12/15/38	261,188
	Devon Energy Corp.
250,000	6.30%, due 1/15/19	284,838
	Occidental Petroleum Corp.
100,000	6.75%, due 1/15/12	110,785
	Peabody Energy Corp.
200,000	6.875%, due 3/15/13	203,000
		859,811
Retail 1.3%
	CVS Caremark Corp.
300,000	5.75%, due 6/1/17	322,925
	Target Corp.
200,000	7.00%, due 1/15/38	241,842
		564,767
Telecommunications 0.7%
	Sprint Capital Corp.
170,000	8.375%, due 3/15/12	174,675
	Verizon Communications, Inc.
100,000	7.75%, due 12/1/30	119,456
		294,131
Transportation 0.6%
	Union Pacific Corp.
250,000	5.65%, due 5/1/17	270,609
Waste Disposal 0.7%
	Allied Waste NA, Inc.
300,000	6.875%, due 6/1/17	318,091
Total Corporate Bonds
(cost $8,163,369)		8,945,266
MORTGAGE-BACKED SECURITIES 32.5%
U.S. Government Agencies 32.5%
	FHLMC Pool
763,298	5.50%, due 8/1/37, #G03231	813,717
1,223,704	5.00%, due 5/1/39, #A86396	1,284,818
	FNMA Pool
693,363	5.50%, due 4/1/36, #745418	740,029
664,288	5.50%, due 1/1/38, #952038	707,545
763,443	5.50%, due 4/1/38, #257161	813,156
1,359,080	5.50%, due 8/1/38, #889988	1,447,579
286,402	6.50%, due 9/1/38, #990652	309,784
	FNMA TBA (c)
1,000,000	4.50%, due 12/1/18	1,047,812
1,800,000	4.50%, due 12/1/33	1,848,094
2,000,000	5.50%, due 12/1/37	2,127,188
1,500,000	6.50%, due 12/1/37	1,620,469
	GNMA TBA (c)
1,500,000	5.50%, due 12/15/39	1,597,032
		14,357,223
Total Mortgage-Backed Securities
(cost $14,095,302)		14,357,223

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MODERATE DURATION BOND FUND
Schedule of Investments – November 30, 2009 (continued)

Shares/ Principal Amount			Value
U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES 50.0%
U.S. Government Agencies 0.9%
	FHLB
$200,000	5.50%, due 7/15/36		$214,352
	FHLMC
150,000	6.25%, due 7/15/32		184,776
			399,128
U.S. Treasury Bonds 5.3%
	U.S. Treasury Bond
2,225,000	4.50%, due 8/15/39		2,338,337
U.S. Treasury Notes 43.8%
	U.S. Treasury Note
2,000,000	2.75%, due 7/31/10		2,034,610
2,800,000	4.25%, due 1/15/11 (f)		2,925,126
4,000,000	1.125%, due 6/30/11		4,043,440
3,800,000	1.50%, due 7/15/12		3,859,971
3,900,000	2.375%, due 8/31/14		3,985,621
1,500,000	3.00%, due 8/31/16		1,538,321
900,000	3.625%, due 8/15/19		931,501
			19,318,590
Total U.S. Government Agencies
and Instrumentalities
(cost $21,812,876)			22,056,055
RIGHTS 0.0%
1	Global Crossing North
	America, Inc. Liquidating
	Trust (a)(b) (cost $0)		—
SHORT-TERM INVESTMENTS 15.5%
2,889,004	AIM STIT - Treasury Portfolio -
	Institutional Class, 0.05% (d)		2,889,004
450,000	Bank of America Commercial
	Paper, 0.20%, due 2/10/10 (e)		449,824
500,000	HSBC Finance Commercial
	Paper, 0.44%,
	due 4/9/10 (b) (e)		499,208
500,000	JPMorgan Commercial
	Paper, 0.30%, due 3/12/10 (e)		499,586
2,500,000	U.S. Treasury Bill,
	0.14%, due 5/27/10 (e)		2,498,255
Total Short-Term Investments
(cost $6,836,532)			6,835,877
Total Investments
(cost $50,908,079)		118.3%	52,194,421
Liabilities less Other Assets		(18.3)%	(8,071,771)
TOTAL NET ASSETS		100.0%	$44,122,650

(a)
Restricted security.  The interest in the liquidating trust was acquired through a distribution on December 9, 2003.  As of November 30, 2009, the security had a cost and value of $0 (0.0% of total net assets).

(b)	Valued at a fair value in accordance with procedures established by the Fund’s Board of Trustees.
(c)	Security purchased on a when-issued basis. As of November 30, 2009, the total cost of investments purchased on a when-issued basis was $8,147,613 or 18.5% of total net assets.
(d)	Rate shown is the 7-day yield at November 30, 2009.
(e)	Rate shown is the discount rate at November 30, 2009.
(f)	A portion of the security is segregated in connection with credit default swap contracts.
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
TBA – To Be Announced
The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MODERATE DURATION BOND FUND
Schedule of Investments – November 30, 2009 (continued)

Credit Default Swaps on Credit Indices
Sell Protection

		Receive
		Fixed	Expiration	Notional	Unrealized
Counterparty	Reference Index	Rate	Date	Amount	Depreciation
Barclays Bank PLC	CDX HY13	5.00%	12/20/14	$2,500,000	$(22,083)
Barclays Bank PLC	CMBX NA.AAA.5	0.35%	2/15/51	1,500,000	(52,934)

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA SHORT-TERM SECURITIES FUND
Schedule of Investments – November 30, 2009

Principal Amount		Value
CORPORATE BONDS 4.2%
Aerospace 0.2%
	Boeing Capital Corp.
$250,000	7.375%, due 9/27/10	$264,119
Banks 0.2%
	JPMorgan Chase & Co.
250,000	5.60%, due 6/1/11	267,073
Beverages 0.2%
	Coca Cola Enterprises Inc.
250,000	4.25%, due 9/15/10	257,000
Brokers 0.3%
	Goldman Sachs Group Inc.
250,000	6.875%, due 1/15/11	265,245
	Morgan Stanley & Co., Inc.
250,000	4.25%, due 5/15/10	253,517
		518,762
Capital Goods 0.1%
	Caterpillar Financial
	Services Corp.
250,000	4.30%, 6/1/10	254,791
Computers 0.2%
	Hewlett Packard Co.
250,000	5.25%, due 3/1/12	271,652
Diversified Financial Services 0.2%
	General Electric Capital Corp.
250,000	5.00%, due 11/15/11	266,019
Diversified Manufacturing 0.1%
	Honeywell International Inc.
250,000	7.50%, due 3/1/10	254,815
Electric Utilities 0.2%
	Duke Energy Carolinas
250,000	6.25%, due 1/15/12	274,490
Medical-Drugs 0.9%
	Abbott Laboratories
250,000	5.60%, due 5/15/11	267,674
	American Home Products Corp.
250,000	6.95%, due 3/15/11	269,233
	Eli Lilly & Co.
400,000	3.55%, due 3/6/12	421,199
	Merck & Co., Inc.
250,000	5.125%, 11/15/11	269,807
	Pfizer Inc.
250,000	4.45%, 3/15/12	266,537
		1,494,450
Networking Products 0.2%
	Cisco Systems, Inc.
250,000	5.25%, due 2/22/11	263,990
Oil & Gas 0.6%
	Chevron Corp.
250,000	3.45%, due 3/3/12	262,893
	Conoco Funding Co.
350,000	6.35%, due 10/15/11	385,028
	Occidental Petroleum Corp.
250,000	6.75%, due 1/15/12	276,963
		924,884
Software 0.2%
	Oracle Corp.
250,000	5.00%, due 1/15/11	261,211
Retail 0.3%
	Target Corp.
250,000	7.50%, due 8/15/10	262,415
	Wal-Mart Stores, Inc.
250,000	4.125%, due 2/15/11	259,363
		521,778
Telecommunications 0.3%
	AT&T Wireless Services, Inc.
250,000	7.875%, due 3/1/11	270,472

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA SHORT-TERM SECURITIES FUND
Schedule of Investments – November 30, 2009 (continued)

Principal Amount		Value
Telecommunications 0.3% (continued)
	Verizon Global Funding Corp.
$250,000	7.25%, due 12/1/10	$265,650
		536,122
Total Corporate Bonds
(cost $6,448,557)		6,631,156
MORTGAGE-BACKED SECURITIES 12.9%
U.S. Government Agencies 12.9%
	FHLMC ARM Pool (a)
31,399	3.042%, due 8/1/15, #755204	32,254
25,832	3.470%, due 2/1/22, #845113	26,353
56,749	4.735%, due 10/1/22, #635206	58,426
17,442	3.217%, due 6/1/23, #845755	17,706
14,443	3.591%, due 2/1/24, #609231	14,669
581,075	3.762%, due 1/1/25, #785726	594,353
35,028	4.854%, due 1/1/33, #1B0668	36,050
1,232,661	2.750%, due 10/1/34, #782784	1,276,582
608,280	4.325%, due 12/1/34, #1G0018	624,676
371,766	4.641%, due 4/1/36, #847671	385,715
	FNMA ARM Pool (a)
45,509	4.124%, due 7/1/25, #555206	46,556
327,633	4.703%, due 7/1/27, #424953	334,641
103,884	3.683%, due 3/1/28, #556438	106,104
154,171	4.415%, due 6/1/29, #508399	157,198
332,882	4.664%, due 4/1/30, #562912	341,038
108,275	3.569%, due 10/1/30, #670317	109,572
16,186	3.152%, due 7/1/31, #592745	16,568
116,658	3.317%, due 9/1/31, #597196	119,924
34,301	2.902%, due 11/1/31, #610547	35,025
4,464	3.125%, due 4/1/32, #629098	4,570
902,908	4.012%, due 10/1/33, #743454	939,109
1,281,223	3.485%, due 7/1/34, #779693	1,316,363
1,343,207	2.867%, due 10/1/34, #795136	1,366,807
1,077,983	4.357%, due 1/1/35, #805391	1,111,179
415,205	4.793%, due 10/1/35, #845041	433,071
690,494	5.076%, due 10/1/35, #846171	703,896
1,544,107	4.612%, due 1/1/36, #849264	1,608,942
483,615	5.920%, due 6/1/36, #872502	511,030
1,988,972	4.878%, due 3/1/37, #907868	2,067,507
960,598	5.570%, due 8/1/37, #949772	977,993
918,224	5.804%, due 10/1/37, #955963	968,739
1,282,206	5.792%, due 11/1/37, #953653	1,349,907
1,144,342	6.230%, due 11/1/37, #948183	1,174,223
	FNMA Pool
12,071	11.00%, due 1/1/13, #415842	12,532
	GNMA II ARM Pool (a)
17,101	4.125%, due 11/20/21, #8871	17,604
108,155	4.125%, due 10/20/22, #8062	110,773
230,145	4.125%, due 11/20/26, #80011	235,938
51,291	4.125%, due 11/20/26, #80013	52,940
29,035	4.125%, due 12/20/26, #80021	29,755
13,829	4.375%, due 1/20/27, #80029	14,307
238,375	3.625%, due 7/20/27, #80094	246,417
335,194	3.625%, due 8/20/27, #80104	346,377
13,972	4.125%, due 10/20/27, #80122	14,326
124,257	4.375%, due 1/20/28, #80154	128,627
231,435	4.125%, due 10/20/29, #80331	237,433
51,624	4.125%, due 11/20/29, #80344	52,943
		20,366,718
Total Mortgage-Backed Securities
(cost $18,414,562)		20,366,718
U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES 37.3%
U.S. Government Agencies 14.0%
	FHLB
5,500,000	3.875%, due 1/15/10	5,524,711
3,000,000	2.375%, due 4/30/10	3,027,042
500,000	2.75%, due 6/18/10	506,747
	FHLMC
7,000,000	2.125%, due 3/23/12	7,177,394
	FNMA
2,500,000	3.875%, due 12/10/09	2,502,348
3,300,000	4.375%, due 9/13/10	3,404,234
		22,142,476

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA SHORT-TERM SECURITIES FUND
Schedule of Investments – November 30, 2009 (continued)

Shares/ Principal Amount			Value
U.S. Treasury Notes 23.3%
	U.S. Treasury Note
$10,000,000	1.75%, due 3/31/10		$10,056,260
6,000,000	1.50%, due 10/31/10		6,069,612
3,000,000	4.875%, due 7/31/11		3,220,548
9,000,000	1.50%, due 7/15/12		9,142,038
8,300,000	1.375%, due 9/15/12		8,386,245
			36,874,703
Total U.S. Government Agencies
and Instrumentalities
(cost $60,078,246)			59,017,179
SHORT-TERM INVESTMENTS 44.8%
	FHLB Discount Note (b)
5,000,000	0.77%, due 12/21/09		4,997,861
3,000,000	1.00%, due 2/19/10		2,993,333
	FHLMC Discount Note (b)
10,000,000	0.03%, due 2/4/10		9,999,550
7,500,000	0.03%, due 2/22/10		7,499,565
12,000,000	0.16%, due 8/23/10		11,986,308
3,387,830	Fidelity Institutional Money
	Market Government
	Portfolio - Class I, 0.07% (c)		3,387,830
	U.S. Treasury Bills (b)
$7,000,000	0.33%, due 12/24/09		6,998,515
11,000,000	0.01%, due 2/4/10		10,999,802
9,000,000	0.14%, due 6/3/10		8,993,466
3,000,000	0.24%, due 11/18/10		2,993,049
Total Short-Term Investments
(cost $70,792,630)			70,849,279
Total Investments
(cost $155,733,995)		99.2%	156,864,332
Other Assets less Liabilities		0.8%	1,259,923
TOTAL NET ASSETS		100.0%	$158,124,255

(a)	Variable rate note. Rate shown reflects the rate in effect at November 30, 2009.
(b)	Rate shown is the discount rate at November 30, 2009.
(c)	Rate shown is the 7-day yield at November 30, 2009.
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Assets and Liabilities – November 30, 2009

	Moderate
	Duration	Short-Term
	Bond Fund	Securities Fund
Assets:
Investments in securities, at value (cost $50,908,079 and $155,733,995, respectively)	$52,194,421	$156,864,332
Deposit of cash in segregated account	131,030	—
Receivable for securities sold	—	56,802
Receivable for fund shares sold	106,101	805,233
Interest receivable	367,052	539,984
Due from investment adviser (Note 4)	2,214	—
Prepaid expenses	18,972	29,685
Total assets	52,819,790	158,296,036
Liabilities:
Payable for fund shares redeemed	9,191	104,154
Payable for securities purchased	8,147,613	—
Swap payments received	423,929	—
Unrealized loss on swap contracts	75,017	—
Distribution fees	3,591	—
Investment advisory fees	—	20,638
Administration fees	2,015	4,396
Custody fees	1,285	2,885
Transfer agent fees and expenses	5,514	4,386
Fund accounting fees	6,876	10,110
Audit fees	18,201	18,200
Legal fees	400	630
Chief Compliance Officer fee	660	985
Accrued expenses	2,848	5,397
Total liabilities	8,697,140	171,781
Net Assets	$44,122,650	$158,124,255
Net Assets Consist of:
Paid-in capital	$43,769,832	$158,292,382
Undistributed net investment income	75,017	41,971
Accumulated net realized loss on investments,
futures contracts closed and swap agreements	(933,524)	(1,340,435)
Net unrealized appreciation/(depreciation) on:
Investments	1,286,342	1,130,337
Swap contracts	(75,017)	—
Net Assets	$44,122,650	$158,124,255
Net Asset Value, Offering Price and Redemption Price Per Share	$20.19	$10.12
Shares Issued and Outstanding (Unlimited number of shares authorized, par value $0.01)	2,185,637	15,629,930

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Operations – Year Ended November 30, 2009

	Moderate
	Duration	Short-Term
	Bond Fund	Securities Fund
Investment Income:
Interest	$1,012,040	$2,182,198
Total investment income	1,012,040	2,182,198

Expenses:
Investment advisory fees (Note 4)	95,439	226,582
Fund accounting fees (Note 4)	38,212	49,849
Administration fees (Note 4)	32,875	39,591
Distribution fees (Note 5)	31,813	—
Transfer agent fees and expenses (Note 4)	26,275	31,672
Registration fees	22,499	25,260
Audit fees	18,220	18,220
Insurance	6,719	3,711
Trustees’ fees	5,937	8,247
Custody fees (Note 4)	5,871	14,310
Legal fees	5,797	6,889
Reports to shareholders	3,648	7,833
Chief Compliance Officer fee (Note 4)	2,984	3,578
Miscellaneous	3,352	7,540
Total expenses	299,641	443,282
Less: Expense waiver and reimbursement from adviser (Note 4)	(140,575)	(47,011)
Net expenses	159,066	396,271
Net investment income	852,974	1,785,927

Realized and Unrealized Gain/(Loss) on Investments,
Futures Contracts Closed and Swap Contracts:
Net realized gain/(loss) on:
Investments	820,599	7,294
Futures contracts closed	(63,207)	—
Swap contracts	540	—
Net change in unrealized appreciation/(depreciation) on:
Investments	1,230,563	726,053
Swap contracts	(75,017)	—
Net gain on investments, futures contracts closed and swap contracts	1,913,478	733,347
Net increase in net assets resulting from operations	$2,766,452	$2,519,274

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Changes in Net Assets

	Moderate Duration Bond Fund		Short-Term Securities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2009	2008	2009	2008
Increase/(Decrease) in Net Assets From
Operations:
Net investment income	$852,974	$510,751	$1,785,927	$2,082,712
Net realized gain/(loss) on:
Investments	820,599	177,217	7,294	40,518
Futures contracts closed	(63,207)	(74,811)	—	—
Swap contracts	540	—	—	—
Net change in unrealized appreciation/(depreciation) on:
Investments	1,230,563	(98,137)	726,053	148,313
Swap contracts	(75,017)	—	—	—
Net increase in net assets resulting from operations	2,766,452	515,020	2,519,274	2,271,543

Distributions Paid to Shareholders:
Distributions from net investment income	(863,241)	(489,814)	(1,850,956)	(2,081,431)
Return of capital distribution	(50,255)	—	—	—
Total distributions paid to shareholders	(913,496)	(489,814)	(1,850,956)	(2,081,431)

Capital Share Transactions:
Net proceeds from shares sold	29,953,610	13,441,314	143,527,849	14,062,892
Distributions reinvested	539,329	280,150	1,174,946	1,953,826
Payment for shares redeemed	(9,159,388)	(3,570,936)	(52,550,991)	(4,738,988)
Net increase in net assets from capital share transactions	21,333,551	10,150,528	92,151,804	11,277,730
Total increase in net assets	23,186,507	10,175,734	92,820,122	11,467,842

Net Assets, Beginning of Year	20,936,143	10,760,409	65,304,133	53,836,291
Net Assets, End of Year	$44,122,650	$20,936,143	$158,124,255	$65,304,133
Includes Undistributed Net Investment Income of	$75,017	$32,694	$41,971	$54,393

Transactions in Shares:
Shares sold	1,518,702	708,046	14,222,813	1,398,236
Shares issued on reinvestment of distributions	27,322	14,847	116,580	194,542
Shares redeemed	(462,954)	(188,340)	(5,203,675)	(471,281)
Net increase in shares outstanding	1,083,070	534,553	9,135,718	1,121,497

The accompanying notes are an integral part of these financial statements.

PIA Funds
MODERATE DURATION BOND FUND
Financial Highlights

	Year Ended November 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$18.99	$18.94	$18.50	$18.32	$18.59

Income From Investment Operations:
Net investment income	0.52	0.69	0.84	0.82	0.68
Net realized and unrealized gain/(loss) on investments,
futures contracts closed and swap contracts	1.25	0.04	0.44	0.17	(0.25)
Total from investment operations	1.77	0.73	1.28	0.99	0.43

Less Distributions:
Distributions from net investment income	(0.54)	(0.68)	(0.84)	(0.81)	(0.70)
Return of capital distribution	(0.03)	—	—	—	—
Total distributions	(0.57)	(0.68)	(0.84)	(0.81)	(0.70)

Net asset value, end of year	$20.19	$18.99	$18.94	$18.50	$18.32

Total Return	9.43%	3.95%	7.10%	5.58%	2.30%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$44,123	$20,936	$10,760	$16,126	$15,666
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Before waivers and reimbursements	0.94%	1.50%	1.62%	1.26%	1.28%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	2.68%	3.80%	4.50%	4.44%	3.67%
Before waivers and reimbursements	2.24%	2.80%	3.38%	3.68%	2.89%
Portfolio turnover rate	474%	366%	158%	231%	287%

The accompanying notes are an integral part of these financial statements.

PIA Funds
SHORT-TERM SECURITIES FUND
Financial Highlights

	Year Ended November 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$10.06	$10.02	$9.97	$9.96	$10.03

Income From Investment Operations:
Net investment income	0.18	0.36	0.46	0.41	0.26
Net realized and unrealized gain/(loss) on investments	0.06	0.04	0.06	0.03	(0.04)
Total from investment operations	0.24	0.40	0.52	0.44	0.22

Less Distributions:
Distributions from net investment income	(0.18)	(0.36)	(0.47)	(0.43)	(0.29)
Total distributions	(0.18)	(0.36)	(0.47)	(0.43)	(0.29)

Net asset value, end of year	$10.12	$10.06	$10.02	$9.97	$9.96

Total Return	2.45%	4.05%	5.40%	4.49%	2.23%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$158,124	$65,304	$53,836	$41,165	$49,888
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.35%	0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements	0.39%	0.49%	0.59%	0.63%	0.67%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	1.58%	3.56%	4.64%	4.04%	2.63%
Before waivers and reimbursements	1.54%	3.42%	4.40%	3.76%	2.31%
Portfolio turnover rate	52%	47%	55%	84%	47%

The accompanying notes are an integral part of these financial statements.

PIA Funds
Notes to Financial Statements – November 30, 2009

Note 1 – Organization

The PIA Moderate Duration Bond Fund and the PIA Short-Term Securities Fund (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  Each of the Funds has separate assets and liabilities and differing investment objectives.  The investment objective of the PIA Moderate Duration Bond Fund (the “Moderate Duration Fund”) is to maximize total return through investing in bonds while minimizing risk as compared to the market.  The investment objective of the PIA Short-Term Securities Fund (the “Short-Term Fund”) is to provide investors a high level of current income, consistent with low volatility of principal through investing in short-term investment grade debt securities.  The Moderate Duration Fund and the Short-Term Fund commenced operations on September 1, 1998 and April 22, 1994, respectively.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities Purchased on a When-Issued Basis – Delivery and payment for securities that have been purchased by the Funds on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date.  During this period, such securities are subject to market fluctuations and the portfolios maintain, in a segregated account with their custodian, assets with a market value equal to or greater than the amount of their purchase commitments.  The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Funds’ net asset values if the Funds make such purchases while remaining substantially fully invested.  In connection with the ability to purchase securities on a when-issued basis, the Funds may also enter into dollar rolls in which the Funds sell securities purchased on a forward-commitment basis and simultaneously contract with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date.  As an inducement for the Funds to “rollover” their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.  Dollar rolls are considered a form of leverage.

Futures Transactions – In order to protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, each Fund may enter into futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. government securities.  The margin required for a futures contract is set by the exchange on which the contract is traded.  Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed.  When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities.  Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.  Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.  These contracts involve market risk in excess of the amount reflected in the Funds’ statements of assets and liabilities.  Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

With futures, there is minimal counterparty risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006 – 2008, or expected to be taken in the Funds’ 2009 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Arizona; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

Securities Transactions and Investment Income – Security transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective security.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Funds distribute substantially all net investment income, if any, monthly and net realized gains, if any, annually.  The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds expect the risk of loss to be remote.

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2009, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain/(Loss)	Paid-in Capital
Moderate Duration Fund	$52,590	$(33,144)	$(19,446)
Short-Term Fund	52,607	(52,607)	—

The permanent differences primarily relate to paydown adjustments.

Events Subsequent to the Fiscal Year End – The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, the Funds are required to disclose the date through which subsequent events have been evaluated.

Management has evaluated fund related events and transactions that occurred subsequent to November 30, 2009, through January 28, 2010, the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Note 3 – Securities Valuation

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.  The Funds’ investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

U.S. Government Securities – U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. Government Agency Securities – U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued  in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in level 1 or level 2 of the fair value hierarchy.

Derivative Instruments – Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.  Credit default swaps are valued daily based upon quotations from market makers and are typically categorized in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.  As of November 30, 2009, the Moderate Duration Fund held fair valued securities with a market value of $499,208 or 1.1% of total net assets.

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

Short-Term Notes – Short-term notes which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value).  Short-term investments which mature after 60 days are valued at market.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2009:

Moderate Duration Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$8,945,266	$—	$8,945,266
Mortgage-Backed Securities	—	14,357,223	—	14,357,223
U.S. Government Agencies	—	22,056,055	—	22,056,055
Total Fixed Income	—	45,358,544	—	45,358,544
Short-Term Investments	2,889,004	3,946,873	—	6,835,877
Total Investments in Securities	$2,889,004	$49,305,417	$—	$52,194,421
Other Financial Investments*	$—	$(75,017)	$—	$(75,017)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, and include futures, which are valued at the unrealized depreciation on the instrument.

Short-Term Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$6,631,156	$—	$6,631,156
Mortgage-Backed Securities	—	20,366,718	—	20,366,718
U.S. Government Agencies	—	59,017,179	—	59,017,179
Total Fixed Income	—	86,015,053	—	86,015,053
Short-Term Investments	3,387,830	67,461,449	—	70,849,279
Total Investments in Securities	$3,387,830	$153,476,502	$—	$156,864,332

Note 4 – Investment Advisory Fee and Other Transactions With Affiliates

The Funds have investment advisory agreements with Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, PIA is entitled to a fee, computed daily and payable monthly.  The Moderate Duration Fund and the Short-Term Fund pay fees calculated at an annual rate of 0.30% and 0.20%, respectively, based upon the average daily net assets of each Fund.  For the year ended November 30, 2009, the Moderate Duration Fund and the Short-Term Fund incurred $95,439 and $226,582 in advisory fees, respectively.

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

The Funds are responsible for their own operating expenses.  The Adviser has voluntarily agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Moderate Duration Fund’s and the Short-Term Fund’s aggregate annual operating expenses to 0.50% and 0.35% of average daily net assets, respectively.  The Adviser will continue the expense reimbursements for an indefinite period, but may discontinue reimbursing the Funds at any time.  The Adviser may discontinue reimbursing the Funds as long as it provides shareholders of the Funds with written notice six months in advance of the discontinuance.  The Adviser may not recoup expense reimbursements in future periods.  For the year ended November 30, 2009, the Adviser reduced its fees and absorbed Fund expenses in the amount of $140,575 and $47,011 for the Moderate Duration Fund and the Short-Term Fund, respectively.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the year ended November 30, 2009, the Moderate Duration Fund and the Short-Term Fund incurred $32,875 and $39,591 in administration fees, respectively.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  For the year ended November 30, 2009, the Moderate Duration Fund and the Short-Term Fund incurred $38,212 and $49,849 in fund accounting fees, respectively, and $22,215 and $24,915 in transfer agent fees (excluding transfer agency out-of-pocket expenses), respectively.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.  For the year ended November 30, 2009, the Moderate Duration Fund and the Short-Term Fund incurred $5,871 and $14,310 in custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the year ended November 30, 2009, the Moderate Duration Fund and the Short-Term Fund were allocated $2,984 and $3,578 of the Chief Compliance Officer fee, respectively.

Note 5 – Distribution Agreement and Plan

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Moderate Duration Fund to pay Quasar Distributors, LLC (the “Distributor”) for distribution and related expenses at an annual rate of up to 0.10% of the Fund’s average daily net assets.  The Short-Term Fund did not accrue 12b-1 fees during the year ended November 30, 2009.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended November 30, 2009, the Moderate Duration Fund paid the Distributor $31,813.

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

Note 6 – Purchases and Sales of Securities

For the year ended November 30, 2009, the cost of purchases and the proceeds from sales of securities (excluding short-term securities and U.S. government obligations) were $89,341,125 and $81,257,938, respectively, for the Moderate Duration Fund and $25,863,937 and $13,322,525, respectively, for the Short-Term Fund.  Purchases and sales of U.S. government obligations for the year ended November 30, 2009 were $72,493,232 and $58,726,228, respectively, for the Moderate Duration Fund and $27,089,651 and $19,106,886, respectively, for the Short-Term Fund.

Note 7 – Derivative Instruments

The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended November 30, 2009, the Short-Term Fund did not hold any derivative instruments.

Each Fund may use derivative instruments as part of its principal investment strategy to achieve its investment objective.  The Funds are subject to credit risk in the normal course of pursuing their investment objectives.

During the year ended November 30, 2009, the Moderate Duration Fund invested in futures for hedging purposes.  The Moderate Duration Fund did not hold any investments in futures at November 30, 2009.  For additional information on futures transactions, refer to Note 2 – Significant Accounting Policies.

The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its exposure to other risks, such as interest rate risks or as a substitute for taking a position in certain types of bonds.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as a payment default or bankruptcy.  Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs.  Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap contracts in the statement of operations.  The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Moderate Duration Fund

As of November 30, 2009, the location of derivatives in the statements of assets and liabilities and the value of the derivative instruments categorized by risk exposure are as follows:

Derivative Type	Statements of Assets and Liabilities Location	Fair Value of Derivative
Credit contracts	Liabilities	$75,017

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

The effect of derivative instruments on the statement of operations for the year ended November 30, 2009 is as follows:

Derivative Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Value
Interest rate contracts	Net realized gain/(loss) on futures contracts closed	$(63,207)
Credit contracts	Net realized gain/(loss) on swap contracts	540
Credit contracts	Change in unrealized depreciation on swap contracts	(75,017)

For the year ended November 30, 2009, the monthly average gross notional amount of the credit default swaps held in the Moderate Duration Fund was $3,500,000.

Note 8 – Lines of Credit

Through March 31, 2009, the Moderate Duration Fund and the Short-Term Fund had lines of credit in the amount of $3,250,000 and $18,000,000, respectively.  Effective April 1, 2009, the Moderate Duration Fund and the Short-Term Fund have lines of credit in the amount of $7,590,000 and $24,200,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  The Funds did not draw upon their lines of credit during the year ended November 30, 2009.

Note 9 – Federal Income Tax Information

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of paydowns.

The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 was as follows:

	Moderate Duration Fund		Short-Term Fund
	Nov. 30, 2009	Nov. 30, 2008	Nov. 30, 2009	Nov. 30, 2008
Ordinary income	$863,241	$489,814	$1,850,956	$2,081,431
Return of capital	50,255	—	—	—

Ordinary income distributions may include dividends paid from short-term capital gains.

PIA Funds
Notes to Financial Statements – November 30, 2009 (continued)

As of November 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Moderate Duration Fund	Short-Term Fund
Cost of investments (a)	$50,989,650	$155,733,995
Gross unrealized appreciation	1,286,342	1,130,337
Gross unrealized depreciation	(81,571)	—
Net unrealized appreciation	1,204,771	1,130,337
Undistributed ordinary income	—	41,971
Undistributed long-term capital gains	—	—
Total distributable earnings	—	41,971
Other accumulated gains/(losses)	(851,953)	(1,340,435)
Total accumulated earnings/(losses)	$352,818	$(168,127)

(a)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

The Moderate Duration Fund and the Short-Term Fund had tax capital losses which may be carried over to offset future gains.  Such losses expire as follows:

	2011	2012	2013	2014	2015	2017	Total
Moderate Duration Fund	—	$690,793	—	$161,160	—	—	$ 851,953
Short-Term Fund	$523,330	326,612	$183,103	218,276	$43,801	$45,313	1,340,435

Note 10 – Other Tax Information (Unaudited)

For the year ended November 30, 2009, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds.  For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2009 is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

PIA Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
PIA Moderate Duration Bond Fund
PIA Short-Term Securities Fund

We have audited the accompanying statements of assets and liabilities of PIA Moderate Duration Bond Fund and PIA Short-Term Securities Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIA Moderate Duration Bond Fund and PIA Short-Term Securities Fund, as of November 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2010

PIA Funds
Notice to Shareholders – November 30, 2009
(Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2009
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available by calling 1-800-251-1970.

PIA Funds
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
Portfolios
in Fund
			Principal	Complex
		Term of Office	Occupation	Overseen	Other
Name, Address	Position Held	and Length of	During Past	by	Directorships
and Age	with the Trust	Time Served	Five Years	Trustee(2)	Held

Independent Trustees(1)

Michael D. LeRoy	Trustee	Indefinite term	President, Crown Capital	4	Director,
(age 62, dob 8/14/1947)		since	Advisors, LLC (financial		Wedbush Bank.
615 E. Michigan Street		December 2008.	consulting firm) (2000
Milwaukee, WI 53202			to present).

Donald E. O’Connor	Trustee	Indefinite term	Retired; former Financial	4	Trustee, The
(age 73, dob 6/18/1936)		since	Consultant and former		Forward Funds
615 E. Michigan Street		February 1997.	Executive Vice President and		(35 portfolios).
Milwaukee, WI 53202			Chief Operating Officer of ICI
Mutual Insurance Company
(until January 1997).

George J. Rebhan	Trustee	Indefinite term	Retired; formerly President,	4	None.
(age 75, dob 7/10/1934)		since	Hotchkis and Wiley Funds
615 E. Michigan Street		May 2002.	(mutual funds) (1985 to 1993).
Milwaukee, WI 53202

George T. Wofford	Trustee	Indefinite term	Retired; formerly Senior Vice	4	None.
(age 70, dob 10/8/1939)		since	President, Federal Home Loan
615 E. Michigan Street		February 1997.	Bank of San Francisco.
Milwaukee, WI 53202

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite term	President, CEO, U.S. Bancorp	4	None.
(age 62, dob 7/9/1947)	Trustee	since	Fund Services, LLC (May 1991
615 E. Michigan Street		September 2008.	to present).
Milwaukee, WI 53202

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)

Principal
		Term of Office	Occupation
Name, Address	Position Held	and Length of	During Past
and Age	with the Trust	Time Served	Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp Fund Services, LLC
(age 62, dob 7/9/1947)	Chief Executive	since	(May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term	Vice President, Compliance and Administration, U.S. Bancorp
(age 42, dob 7/19/1967)	Principal	since	Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive	June 2003.
Milwaukee, WI 53202	Officer

Cheryl L. King	Treasurer and	Indefinite term	Assistant Vice President, Compliance and Administration,
(age 48, dob 8/27/1961)	Principal	since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Financial	December 2007.
Milwaukee, WI 53202	Officer

Michael L. Ceccato	Vice President,	Indefinite term	Vice President, U.S. Bancorp Fund Services, LLC (February 2008
(age 52, dob 9/11/1957)	Chief	since	to present); General Counsel/Controller, Steinhafels, Inc.
615 E. Michigan Street	Compliance	September 2009.	(September 1995 to February 2008).
Milwaukee, WI 53202	Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Vice President and Counsel, U.S. Bancorp Fund Services, LLC
(age 44, dob 4/16/1965)		since	(May 2006 to present); Senior Counsel, Wells Fargo Funds
615 E. Michigan Street		June 2007.	Management, LLC (May 2005 to May 2006); Senior Counsel,
Milwaukee, WI 53202			Strong Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

PIA Funds

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-251-1970 to request individual copies of these documents.  Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE IS NOT A PART OF THE ANNUAL REPORT

(This Page Intentionally Left Blank.)

Adviser
Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, CA  90401

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2009	FYE 11/30/2008
Audit Fees	$62,000	$62,000
Audit-Related Fees	N/A	N/A
Tax Fees	$10,800	$10,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2009	FYE 11/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2009	FYE 11/30/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   2/3/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   2/3/10

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   2/3/10

* Print the name and title of each signing officer under his or her signature.